BEA Strategic Global Income Fund, Inc.
153 East 53rd Street
New York, NY 10022

---------------------------------------------

OFFICERS AND DIRECTORS

William W. Priest, Jr.          Suzanne E. Moran
CHAIRMAN OF THE BOARD           INVESTMENT OFFICER
Prof. Enrique R. Arzac          Hal Liebes
DIRECTOR                        SENIOR VICE PRESIDENT
Lawrence J. Fox                 Michael A. Pignataro
DIRECTOR                        SECRETARY
James S. Pasman, Jr.            Wendy S. Setnicka
DIRECTOR                        VICE PRESIDENT
Richard J. Lindquist            AND ASSISTANT SECRETARY
PRESIDENT AND CHIEF INVESTMENT  Paul P. Stamler
OFFICER                         TREASURER
Gregg M. Diliberto              Paul Roselli
INVESTMENT OFFICER              ASSISTANT TREASURER

--------------------------------------------------------
INVESTMENT ADVISER
BEA Associates
153 East 53rd Street
New York, New York 10022
Phone 1-800-293-1232
--------------------------------------------------------
ADMINISTRATOR
Chase Global Funds Services Company
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------
CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------
SHAREHOLDER SERVICING AGENT
The Chase Manhattan Bank
4 New York Plaza
New York, New York 10004
Phone 1-800-428-8890
--------------------------------------------------------
LEGAL COUNSEL
Willkie Farr & Gallagher
153 East 53rd Street
New York, New York 10022
--------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------

INCREASE YOUR FUND HOLDINGS THROUGH DIVIDEND
REINVESTMENT AND DIRECT CASH PURCHASES

The Fund offers the opportunity for all shareholders to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Under the Plan, participating shareholders receive, in lieu of cash dividends, common stock of the Fund. In addition, participants in the Plan have the option of making voluntary cash payments of $100 to $1,000 (per investment period), plus any dividends received in cash, to the Plan Agent to purchase Fund shares in the open market. A description of the Plan and additional information concerning terms and conditions, and any applicable charges relating to the Plan is included at the back of this report.

--------------------------------------------------------------------------------

                     BEA Strategic Global Income Fund, Inc.

--------------------------------------------------------------------------------

                               SEMI-ANNUAL REPORT
                                 June 30, 1997

BEA STRATEGIC GLOBAL INCOME FUND, INC.

----------
Dear Shareholders:                                               August 11, 1997

We are pleased to report on the activities of the BEA Strategic Global Income Fund, Inc. ("the Fund") for the six-months ended June 30, 1997.

    At June 30, 1997, the Fund's net asset value ("NAV") was $10.59, compared to an NAV of $10.37 at December 31, 1996. As a result, the Fund's total return for the period (based on NAV and assuming reinvestment of dividends of $0.4575 per share) was 7.18%. The Fund's total return for the quarter ended June 30, 1997 was 5.15% (based on NAV and assuming reinvestment of dividends of $0.2025 per share).

THE MARKET

    Performance of fixed income markets during the second quarter was broadly positive. Prices of most debt subcategories, which had fallen in March over concern about a hike in interest rates, erased March's losses and rose even higher.

    The market's turnaround is attributable to two factors. First, the Federal Reserve chose not to raise interest rates at its Open Market Committee meetings in May and July. Second, government data increasingly suggested an absence of inflationary pressures on the economy.

    Both the investment-grade and high yield debt sectors generated strong returns in the quarter. The Lehman Brothers Aggregate Bond Index rose 3.7%, reflecting good performance from investment-grade subcategories. High-grade corporate bonds and mortgage-backed securities were most notable in this regard.

    High yield generated the best returns of any U.S. debt sector both for the quarter and the year to date, with the yield spreads between high yield and Treasury instruments narrowing to record lows. The Salomon Brothers High-Yield Market Index returned 4.5% and 6.0% in the quarter and six months, respectively, versus the 3.7% and 3.1% gains posted by the Lehman Aggregate index during the same periods.

    The vitality of the high yield market is reflected by several meaningful indicators:

- MUTUAL FUND INFLOWS. According to Chase Securities, individuals poured $5.1 billion of net new cash into high yield mutual funds during the quarter, up from $4.2 billion in the first quarter and $3.9 billion in the second quarter of 1996. The year-to-date total of $9.3 billion is 45.3% higher than the $6.4 billion taken in during 1996's first six months.

- NEW ISSUES. The decline in interest rates during the quarter made terms more attractive both for new issues and refinancings of outstanding paper. Chase Securities calculates total new supply at $33.9 billion, compared to $25.8 billion in the first quarter and $22.8 in last year's second quarter. The $59.7 billion in year-to-date new issuance is a six-month record and not far from the $73.6 billion recorded in all of 1996.

- YIELDS. Lower market yields mean that prices are strengthening. The average market-weighted new-issue offer yield in June was 9.73%, down from 9.97% in May and 10.62% for 1996 as a whole. The average yield for the overall high yield market dropped to 9.21%, versus 9.39% on July 1, 1996.

- MARKET SIZE. The size of the high yield market at June 30 was estimated by Chase Securities at $388 billion, the highest such level ever.

    Non-U.S. bond markets enjoyed positive performance in the second quarter. Developed nations bounced back from heavy selling pressure early in the year and rallied in response to Fed inactivity on interest rates and the appreciation of the yen against the dollar. As represented by the unhedged J.P. Morgan Global Government Bond Index (GBI), developed-nation bond markets gained 2.9%.

    A combination of factors fueled even stronger results among emerging debt markets. These include the benign global interest-rate environment; improving sovereign and corporate fundamentals; and the actual or prospective repurchase of outstanding Brady bonds. J.P. Morgan's Emerging Markets Bond Index (EMBI) returned 10.1%.

    Performance by emerging debt markets also exceeded that of developed markets on a year-to-date basis. EMBI returned 11.5% during the period, versus a decline of 1.1% for GBI.

PORTFOLIO REVIEW

    We attribute the Fund's outperformance of the broad high yield market both in the quarter and year to date principally to its international holdings. As we discussed in our last report, we intend to reallocate this part of the portfolio from high-grade securities of developed nations to an exclusive focus on emerging market debt and currency instruments. This process is nearly complete.

    As of June 30, most of the portfolio's emerging markets component consisted of Eastern European and Latin American government debt. The largest such concentrations were in Russia, Poland, Mexico and Brazil. The Fund also benefited from our deliberate avoidance of exposure to several currencies (E.G., the Filipino peso and Thai baht) that have been buffeted by heavy volatility in recent weeks. Late in the quarter, we further reduced exposure to individual emerging market currencies by investing in a multicurrency basket issued by Deutsche Morgan Grenfell Inc.

    Holdings in the domestic investment-grade sector consisted of asset and mortgage-backed securities. As we reconfigure the portfolio to include only below-investment-grade instruments, we will liquidate these positions by selling on an opportunistic basis.

OUTLOOK

    HIGH YIELD. In light of the Fed's decision to leave interest rates unchanged, we view the fundamental environment for high yield securities as remaining positive through the second half of 1997. Technical factors, however, may present some danger. These include the potential for excess supply in the market from new issues and refinancings; and the surge of the equity market, which creates additional downside risk for issuers whose earnings do not meet expectations. We are monitoring market conditions accordingly.

    The longer-term outlook remains bright. As long as interest rates and the threat of inflation continue to be relatively low, investors should have ample liquidity and will seek out the highest yields available in the marketplace. Two other auspicious factors that we have previously noted are worthy of reiteration. These are the need for greater diversification of retirement plan assets as cash inflows rise, and the increasing comfort level of many institutional investors with below-investment-grade fixed income in their asset mixes.

    INTERNATIONAL. Among emerging markets, most Latin nations are strongly focused on achieving fiscal balance and maintaining stable monetary policies. Many Asian economies are hurting both from the region's slowdown in export growth and widespread currency instability. Much of Eastern Europe (E.G., Poland, Russia, Bulgaria, Hungary) is making progress in transitioning to a market-based economy. Against this backdrop, we see healthy prospects for global debt.

    We appreciate your interest in the Fund and would be pleased to respond to your questions or comments. Any questions regarding net asset value, performance, dividends, portfolio management or allocations should be directed to BEA Associates at (800) 293-1232. All other inquiries regarding account information or requests for a prospectus or other reports should be directed to the Fund's Shareholder Servicing Agent at (800) 428-8890.

Sincerely yours,

  [/S/ RICHARD J. LINDQUIST]

Richard J. Lindquist
PRESIDENT AND CHIEF INVESTMENT OFFICER*

    [/S/ WILLIAM W. PRIEST, JR.]

William W. Priest, Jr.
CHAIRMAN OF THE BOARD*

    *Richard J. Lindquist, who is a member of the Management Committee and is an Executive Director of BEA Associates, is primarily responsible for management of the Fund's assets. He has served in such capacity since November 21, 1996. Prior to November 21, 1996, he served as Vice President to the Fund, a position he assumed on August 15, 1989. Mr. Lindquist joined BEA Associates on May 1, 1995 as a result of BEA's acquisition of CS First Boston Investment Management Corporation ("CSFBIM"). Prior to joining BEA Associates, Mr. Lindquist served various offices at CSFBIM beginning in July, 1989. Mr. Lindquist is also President and Chief Investments Officer of BEA Income Fund, Inc.

    William W. Priest, Jr. who is Chairman of the Management Committee and holds the offices of Executive Director and Chief Executive Officer of BEA Associates, joined BEA Associates in 1972. Mr. Priest is Director and President of The Indonesia Fund, Inc. and Director and Chairman of the Board of BEA Income Fund, Inc., The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc. and The Portugal Fund, Inc., all of which are managed by BEA Associates.

PORTFOLIO OF INVESTMENTS (UNAUDITED)
---------

JUNE 30, 1997

                                                                        Face
                                                          Moody's      Amount       Value
                                                          Ratings       (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
DOMESTIC INCOME SECURITIES (82.5%)
--------------------------------------------------------------------------------------------
-----------------
CORPORATE OBLIGATIONS (64.2%)
--------------------------------------------------------------------------------------------
-----------------
BROADCASTING (4.7%)
      (8) Australis Media Ltd.
          Yankee Units
          0.00%, 5/15/03                                    Caa       $     225  $   162,110
      (3) Azteca Holdings, S.A. de C.V.
          Sr. Secured Notes
          11.00%, 6/15/02                                    B2             300      303,000
      (8) Benedek Communications Corp.
          Sr. Sub. Discount Notes
          0.00%, 5/15/06                                     B3             250      153,125
   (3)(8) Capstar Broadcasting
          Partners, Inc.
          Sr. Discount Notes
          0.00%, 2/1/09                                     N/R             500      322,500
      (8) EchoStar Communications
          Corp.
          Gtd. Sr. Discount Notes
          0.00%, 6/1/04                                      B2             550      465,438
         Pegasus Media & Communications, Inc.
          Series B, Notes
          12.50%, 7/1/05                                     B3             250      275,625
         Sinclair Broadcast Group
          Sr. Sub. Notes
          10.00%, 9/30/05                                    B2             300      309,000
         Spanish Broadcasting System, Inc.
          Sr. Notes
          12.50%, 6/15/02                                    B2             250      276,875
         United International Holdings
          Sr. Secured Discount Notes
          Zero Coupon, 11/15/99                              B3           1,000      770,000
         Univision Network
          Holding L.P.
          Sub. Notes
          Zero Coupon, 12/17/02                             N/R             573      521,498
         Young Broadcasting, Inc.:
      (3)  Sr. Sub Debentures
          8.75%, 6/15/07                                     B2             450      436,500
          Series B, Gtd. Sr. Sub. Notes
          9.00%, 1/15/06                                     B2             200      200,000
                                                                                 -----------
               GROUP TOTAL                                                         4,195,671
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
CABLE (5.7%)
      (8) Australis Holdings Pty. Ltd.
          Yankee Sr. Secured
          Discount Notes
          0.00%, 11/1/02                                     B2             250      135,900
         Cablevision System Corp.
          Sr. Sub. Debentures
          9.875%, 2/15/13                                    B2             250      263,750
         Charter Communications Southeast L.P.
          Series B, Sr. Notes
          11.25%, 3/15/06                                    B3             250      270,000
         Comcast Corp.
          Sr. Sub. Notes
          9.125%, 10/15/06                                   B1             250      261,250

                                                                        Face
                                                          Moody's      Amount       Value
                                                          Ratings       (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
      (8) Comcast UK Cable
          Partners Ltd.
          Yankee Sr. Debentures
          0.00%, 11/15/07                                    B2       $     500  $   375,000
   (3)(8) DIVA Systems Corp.
          Units
          0.00%, 5/15/06                                    N/R             900      540,000
      (4) Falcon Holding Group L.P.
          Sr. Sub. Notes
          11.00%, 9/15/03                                   N/R             441      443,036
         Helicon Group L.P.
          Series B, Sr. Secured Notes
          11.00%, 11/1/03                                    B1             650      658,938
         Lenfest Communications, Inc.
          Sr. Sub. Notes
          10.50%, 6/15/06                                    B2             500      545,000
      (8) Marcus Cable Co.
          Sr. Discount Notes
          0.00%, 12/15/05                                   Caa             350      278,250
         NTL, Inc.:
      (8)  Series B, Sr. Deferred Coupon Notes
          0.00%, 2/1/06                                      B3             500      347,500
          Series B, Sr. Notes
          10.00%, 2/15/07                                    B3             250      256,250
      (3) OpTel, Inc.
          Units
          13.00%, 2/15/05                                    B3             250      243,750
         Rifkin Acquisitions Partners L.P.
          Sr. Sub. Notes
          11.125%, 1/15/06                                   B3             250      265,625
      (8) Telewest Communications plc
          Yankee Sr. Sub. Discount Debentures
          0.00%, 10/1/07                                     B1             250      181,250
                                                                                 -----------
               GROUP TOTAL                                                         5,065,499
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
CHEMICALS (2.9%)
         Harris Chemical N.A.
          Sr. Secured Debentures
          10.25%, 7/15/01                                    B2             300      312,000
         Consorcio G Grupo Dina S.A./ MCII Holdings
          (U.S.A.), Inc.
          Sr. Secured Notes
          Zero Coupon, 11/15/02                             N/R             400      345,500
         ISP Holdings Inc.
          Series B, Sr. Notes
          9.75%, 2/15/02                                    Ba3             283      301,749
         NL Industries Inc.:
          Sr. Secured Debentures
          11.75%, 10/15/03                                   B1             150      162,750
      (8)  Sr. Secured Discount Debentures
          0.00%, 10/15/05                                    B2             250      233,750
         Rexene Corp.
          Sr. Notes
          11.75%, 12/1/04                                    B1             400      460,500
         Texas Petrochemicals Corp.
          Series B, Sr. Sub. Notes
          11.125%, 7/1/06                                    B3             200      215,500

    The accompanying notes are an integral part of the financial statements.

                                                                        Face
                                                          Moody's      Amount       Value
                                                          Ratings       (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
         UCC Investor's Holdings, Inc.
          Sr. Sub. Notes
          11.00%, 5/1/03                                     B3       $     500  $   537,500
                                                                                 -----------
               GROUP TOTAL                                                         2,569,249
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
CONSTRUCTION & BUILDING MATERIALS (0.3%)
         Presley Companies
          Sr. Notes
          12.50%, 7/1/01                                     B3             250      250,000
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
CONSUMER PRODUCTS & SERVICES (2.9%)
   (3)(8) Coinstar Inc.
          Sr. Discount Notes
          0.00%, 10/1/06                                    N/R             600      456,750
      (6) Jordan Industries, Inc.
          Sr. Notes
          10.375%, 8/1/03                                    B3             500      530,000
         Renaissance Cosmetics, Inc.
          Sr. Notes
          11.75%, 2/15/04                                    B3             250      261,875
         Revlon Consumer
          Products, Inc.
          Series B, Sr. Sub. Notes
          10.50%, 2/15/03                                   N/R             250      266,250
      (3) Revlon Worldwide (Parent) Corp.
          Sr. Secured Discount Notes
          Zero Coupon, 3/15/01                               B3             300      203,250
         Signature Brands USA Inc.
          Units
          13.00%, 8/15/02                                    B3             500      540,000
      (4) Town & Country Corp.
          Sr. Sub. Notes
          13.00%, 5/31/98                                    Ca             616      375,801
                                                                                 -----------
               GROUP TOTAL                                                         2,633,926
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
ELECTRONICS (1.7%)
         Advanced Micro Devices, Inc.
          Sr. Secured Notes
          11.00%, 8/1/03                                    Ba1             250      280,625
      (6) Unisys Corp.
          Sr. Notes
          11.75%, 10/15/04                                   B1             500      546,250
      (3) Verio Inc.
          Units
          13.50%, 6/15/04                                   N/R             400      402,000
      (3) Viasystems Inc.
          Sr. Sub. Notes
          9.75%, 6/1/07                                      B3             250      256,250
                                                                                 -----------
               GROUP TOTAL                                                         1,485,125
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
ENERGY (4.1%)
      (3) Belden & Blake Energy Co.
          Gtd. Sr. Sub. Notes
          9.875%, 6/15/07                                   N/R             250      250,000
         Bellwether Exploration Co.
          Gtd. Sr. Sub. Notes
          10.875%, 4/1/07                                    B3             350      375,375
                                                                        Face
                                                          Moody's      Amount       Value
                                                          Ratings       (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
         Dawson Production Services, Inc.
          Gtd. Sr. Notes
          9.375%, 2/1/07                                     B1       $     250  $   256,250
         Dual Drilling Co.
          Gtd. Sr. Sub. Notes
          9.875%, 1/15/04                                    B1             250      266,562
      (3) Energy Corp. of America
          Sr. Sub. Notes
          9.50%, 5/15/07                                     B2             250      250,000
         Falcon Drilling Co., Inc.
          Series B, Sr. Notes
          9.75%, 1/15/01                                    Ba3             375      390,000
         Forcenergy Inc.
          Series B, Sr. Sub. Notes
          8.50%, 2/15/07                                    N/R             250      245,000
         Gulf Canada Resources Ltd.
          Yankee Sr. Sub. Debentures
          9.25%, 1/15/04                                    Ba2             450      473,625
         H.S. Resources, Inc.
          Gtd. Sr. Sub. Notes
          9.25%, 11/15/06                                    B2             250      251,250
         Maxus Energy Corp.:
          Notes
          9.375%, 11/1/03                                    B1             100      107,500
          Series B, Notes
          9.375%, 11/1/03                                    B1             250      268,125
      (8) Mesa Operating Co.
          Gtd. Sr. Sub. Discount Notes
          0.00%, 7/1/06                                     Ba2             250      193,125
      (3) Panda Global Energy Co.
          Yankee Sr. Secured Notes
          12.50%, 4/15/04                                   N/R             250      242,813
   (3)(8) TransAmerican Energy
          Sr. Secured Discount Notes
          0.00%, 6/15/02                                    N/R             150      108,750
                                                                                 -----------
               GROUP TOTAL                                                         3,678,375
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
ENTERTAINMENT (2.0%)
         American Skiing Co.
          Series B, Sr. Sub. Notes
          12.00%, 7/15/06                                    B3             200      211,000
      (3) Booth Creek Ski Holdings, Inc.
          Sr. Notes
          12.50%, 3/15/07                                   Caa             250      258,125
      (3) Cinemark USA Inc.
          Series C, Sr. Sub. Notes
          9.625%, 8/1/08                                     B2             250      255,625
         Genmar Holdings, Inc.
          Series A, Sr. Sub. Notes
          13.50%, 7/15/01                                   Caa             500      486,875
      (2) Marvel III Holdings, Inc.
          Series B, Sr. Secured Debentures
          9.125%, 2/15/98                                     C             700       82,250
         PTI Holdings, Inc.
          Sub. Notes
          Zero Coupon, 12/17/02                             N/R             507      461,293
                                                                                 -----------
               GROUP TOTAL                                                         1,755,168
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------

    The accompanying notes are an integral part of the financial statements.

                                                                        Face
                                                          Moody's      Amount       Value
                                                          Ratings       (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
FINANCIAL SERVICES (0.5%)
         American Banknote Corp.
          Series B, Sr. Notes
          11.625%, 8/1/02                                    B2       $     250  $   253,750
      (2) Westfed Holdings
          Sr. Debentures
          15.50%, 9/15/99                                   N/R             250      177,500
                                                                                 -----------
               GROUP TOTAL                                                           431,250
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
FOOD & BEVERAGES (0.3%)
      (3) Archibald Candy Corp.
          Gtd. Sr. Secured Notes
          10.25%, 7/1/04                                     B2             250      253,750
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
HEALTH CARE (0.6%)
         Regency Health Services, Inc.
          Gtd. Sr. Sub. Notes
          9.875%, 10/15/02                                   B2             300      307,500
      (3) UROHEALTH Systems Inc.
          Units
          12.50%, 4/1/04                                     B3             250      244,375
                                                                                 -----------
               GROUP TOTAL                                                           551,875
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
INDUSTRIAL GOODS & MATERIALS (4.4%)
         Atlantis Group, Inc.
          Sr. Notes
          11.00%, 2/15/03                                    B2             250      260,000
         CSK Auto Inc.
          Series A, Gtd. Sr. Sub. Notes
          11.00%, 11/1/06                                   N/R             400      418,000
      (3) Delco Remy International, Inc.
          Gtd. Sr. Sub. Notes
          10.625%, 8/1/06                                    B2             250      266,875
         Exide Corp.
          Sr. Notes
          10.75%, 12/15/02                                   B1             190      199,975
         Haynes International, Inc.
          Sr. Notes
          11.625%, 9/1/04                                    B3             250      270,312
      (8) IHF Holdings Inc.
          Series B, Sr. Sub.
          Discount Notes
          0.00%, 11/15/04                                   Caa             250      206,250
         MVE Inc.
          Sr. Secured Debentures
          12.50%, 2/15/02                                    B3             500      513,125
         SRI Receivables Purchase Co., Inc.
          Series B, Notes
          12.50%, 12/15/00                                  N/R             500      520,000
         Specialty Equipment
          Companies, Inc.
          Sr. Sub. Notes
          11.375%, 12/1/03                                   B3             700      763,000
         Terex Corp.
          Series B, Sr. Secured Notes
          13.25%, 5/15/02                                   Caa             500      561,250
                                                                                 -----------
               GROUP TOTAL                                                         3,978,787
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
                                                                        Face
                                                          Moody's      Amount       Value
                                                          Ratings       (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
METALS & MINING (3.3%)
         Algoma Steel, Inc.
          Yankee First Mortgage Notes
          12.375%, 7/15/05                                   B1       $     500  $   552,500
         Armco, Inc.
          Sr. Notes
          11.375%, 10/15/99                                  B2             250      257,500
         Bayou Steel Corp.
          First Mortgage Notes
          10.25%, 3/1/01                                     B2             250      248,125
         Gulf States Steel, Inc.
          First Mortgage Notes
          13.50%, 4/15/03                                    B1             250      251,875
         NS Group Inc.
          Gtd. Sr. Secured Debentures
          13.50%, 7/15/03                                    B3             250      281,875
         Republic Engineered
          Steel, Inc.
          First Mortgage Bonds
          9.875%, 12/15/01                                  Caa             350      323,750
         Sheffield Steel Corp.
          First Mortgage Notes
          12.00%, 11/1/01                                   Caa             500      486,875
         WCI Steel Inc.
          Series B, Sr. Secured Notes
          10.00%, 12/1/04                                    B2             250      259,375
         Weirton Steel Corp.
          Sr. Notes
          11.375%, 7/1/04                                    B2             300      321,000
                                                                                 -----------
               GROUP TOTAL                                                         2,982,875
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
PACKAGING/CONTAINERS (3.3%)
      (3) BWAY Corp.
          Gtd. Sr. Sub. Notes
          10.25%, 4/15/07                                    B2             150      160,875
         Container Corp. of America
          Gtd. Sr. Notes
          9.75%, 4/1/03                                      B1             250      262,500
      (8) Crown Packaging
          Enterprises Ltd.
          Sr. Secured Discount Notes
          0.00%, 8/1/06                                      Ca             775      186,000
         Four M Corp.
          Series B, Sr. Secured Notes
          12.00%, 6/1/06                                     B3             350      360,500
         Gaylord Container Corp.:
      (3)  Sr. Notes
          9.75%, 6/15/07                                     B3             250      250,000
          Sr. Sub. Discount Debentures
          12.75%, 5/15/05                                   Caa             250      273,750
      (8) Ivex Holdings Corp.
          Series B, Sr. Discount Debentures
          0.00%, 3/15/05                                    Caa           1,250      981,250
         Plastic Containers Inc.
          Series B, Sr. Secured Notes
          10.00%, 12/15/06                                   B1             250      260,000

    The accompanying notes are an integral part of the financial statements.

                                                                        Face
                                                          Moody's      Amount       Value
                                                          Ratings       (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
      (3) Stone Container Finance Co.
          Yankee Gtd. Sr. Notes
          11.50%, 8/15/06                                    B2       $     250  $   260,937
                                                                                 -----------
               GROUP TOTAL                                                         2,995,812
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
PAPER & FOREST PRODUCTS (1.9%)
         Fort Howard Corp.
          Sub. Notes
          10.00%, 3/15/03                                   Ba2             500      538,750
      (3) Indah Kiat Fin Mauritius
          Gtd. Sr. Notes
          10.00%, 7/1/07                                    N/R             250      249,687
         Mail-Well Corp.
          Sr. Sub. Notes
          10.50%, 2/15/04                                    B2             500      527,500
         Malette, Inc.
          Yankee Sr. Secured Debentures
          12.25%, 7/15/04                                   Ba3             150      168,000
         Repap Wisconsin, Inc.
          Sr. Secured Debentures
          9.875%, 5/1/06                                     B2             250      252,500
                                                                                 -----------
               GROUP TOTAL                                                         1,736,437
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
PUBLISHING & INFORMATION SERVICES (0.2%)
      (8) InterAct Systems, Inc.
          Units
          0.00%, 8/1/03                                     N/R             400      183,000
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
RESTAURANTS, HOTELS & GAMING (5.1%)
         Boomtown, Inc.
          First Mortgage Notes
          11.50%, 11/1/03                                    B1             500      540,000
         Casino America, Inc.
          Gtd. Sr. Notes
          12.50%, 8/1/03                                     B1             250      260,000
      (3) Casino Magic of
          Louisiana, Corp.
          First Mortgage Notes
          13.00%, 8/15/03                                    B3             600      529,500
      (4) Colorado Gaming & Entertainment, Co.
          Gtd. Sr. Notes
          12.00%, 6/1/03                                    N/R             443      442,550
      (2) Elsinore Corp.
          First Mortgage Notes
          12.50%, 10/1/00                                   N/R             100       52,000
         G.B. Property Funding Corp.
          Gtd. First Mortgage Notes
          10.875%, 1/15/04                                   B3             450      400,500
         HMC Acquisition Properties
          Series B, Gtd. Sr. Notes
          9.00%, 12/15/07                                   Ba3             450      461,250
         Horseshoe Gaming L.L.C.:
          Series B, Gtd. Sr. Notes
          12.75%, 9/30/00                                    B1             375      413,438
      (3)  Sr. Sub. Notes
          9.375%, 6/15/07                                    B3             500      503,125
                                                                        Face
                                                          Moody's      Amount       Value
                                                          Ratings       (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
         Mohegan Tribal
          Gaming Authority
          Series B, Sr. Secured Notes
          13.50%, 11/15/02                                  Ba1       $     200  $   262,750
         Prime Hospitality Corp.
          Secured First
          Mortgage Notes
          9.25%, 1/15/06                                    Ba2             250      259,375
         Trump Atlantic City
          Associates
          Secured First
          Mortgage Notes
          11.25%, 5/1/06                                     B1             250      244,375
      (3) Waterford Gaming L.L.C./ Waterford Gaming
          Finance Corp.
          Sr. Notes
          12.75%, 11/15/03                                  N/R             200      221,750
                                                                                 -----------
               GROUP TOTAL                                                         4,590,613
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
RETAIL (4.6%)
      (2) Barry's Jewelers, Inc.
          Sr. Secured Notes
          11.00%, 12/22/00                                  Caa             600      390,750
      (6) Brylane L.P.
          Gtd. Sr. Sub. Notes
          10.00%, 9/1/03                                     B1             500      535,000
      (2) County Seat Stores, Inc.
          Sr. Sub. Notes
          12.00%, 10/1/02                                    Ca             500      230,000
         Dairy Mart Convenience
          Stores, Inc.
          Sr. Sub. Notes
          10.25%, 3/15/04                                    B3             301      299,495
         Farm Fresh, Inc.:
          Sr. Notes
          12.25%, 10/1/00                                   Caa             300      253,500
          Series A, Sr. Notes
          12.25%, 10/1/00                                   Caa             150      130,125
         Great American Cookie Co.
          Series B, Sr. Secured Debentures
          10.875%, 1/15/01                                   B3             500      505,000
         Hills Stores Co.
          Gtd. Sr. Notes
          12.50%, 7/1/03                                     B2             350      272,125
         Jitney-Jungle Stores of
          America, Inc.
          Gtd. Sr. Notes
          12.00%, 3/1/06                                     B2             250      277,500
         K Mart Corp.
          Debentures
          7.75%, 10/1/12                                    Ba3             200      183,000
         Parisian, Inc.
          Sr. Sub. Notes
          9.875%, 7/15/03                                    B1             250      262,500
         Pathmark Stores, Inc.
          Sr. Sub. Notes
          9.625%, 5/1/03                                     B3             500      488,750

    The accompanying notes are an integral part of the financial statements.

                                                                        Face
                                                          Moody's      Amount       Value
                                                          Ratings       (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
      (3) Shoppers Food Warehouse Corp.
          Gtd. Sr. Secured Notes
          9.75%, 6/15/04                                     B1       $     250  $   250,625
                                                                                 -----------
               GROUP TOTAL                                                         4,078,370
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TELECOMMUNICATIONS (13.3%)
         Advanced Radio Telecommunications Corp.
          Units
          14.00%, 2/15/07                                   Caa             250      253,750
      (8) American Communications Services, Inc.
          Sr. Discount Notes
          0.00%, 11/1/05                                    N/R           1,000      585,000
         Brooks Fiber Properties, Inc.
      (8)  Sr. Discount Notes:
          0.00%, 3/1/06                                     N/R             450      306,000
          0.00%, 11/1/06                                    N/R             500      325,000
      (3)  Sr. Notes
          10.00%, 6/1/07                                    N/R             250      254,375
         Cellular Communications International, Inc.
          Units
          Zero Coupon, 8/15/00                               B3             700      519,750
      (8) Dial Call Communications
          Sr. Discount Notes
          0.00%, 4/15/04                                     B3             700      580,125
      (8) Diamond Cable Communications plc
          Yankee Discount Notes
          0.00%, 12/15/05                                    B3             800      554,000
   (3)(8) GST Telecommunications, Inc.
          Conv. Sr. Sub.
          Discount Notes
          0.00%, 12/15/05                                   N/R             100       62,000
      (8) GST USA, Inc.
          Gtd. Sr. Discount Notes
          0.00%, 12/15/05                                   N/R             800      486,000
      (3) Geotek Communications, Inc.
          Conv. Sr. Sub. Notes
          12.00%, 12/15/01                                  Caa             350      332,500
      (8) ICG Holdings, Inc.:
          Gtd. Sr. Discount Notes
          0.00%, 9/15/05                                    N/R             350      255,500
      (3)  Sr. Discount Notes
          0.00%, 3/15/07                                    N/R           1,000      600,000
         InterMedia Capital
          Partners IV L.P./InterMedia
          Partners IV
          Capital Corp.
          Sr. Notes
          11.25%, 8/1/06                                     B2             250      270,000
         Intermedia Communications, Inc.
          Series B, Sr. Notes
          13.50%, 6/1/05                                     B2             300      366,750
      (8) MFS Communications Co., Inc.
          Sr. Discount Notes
          0.00%, 1/15/04                                    Ba3             350      325,780
                                                                        Face
                                                          Moody's      Amount       Value
                                                          Ratings       (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
   (3)(8) McCaw International Ltd.
          Units
          0.00%, 4/15/07                                    N/R       $     750  $   375,000
         NEXTLINK Communications, Inc.
          Sr. Notes
          12.50%, 4/15/06                                   N/R             100      106,500
      (8) Nextel Communications, Inc.
          Sr. Discount Notes
          0.00%, 8/15/04                                     B3             500      382,500
         Orion Network Systems, Inc.
          Units
          11.25%, 1/15/07                                    B2             250      260,000
      (8) Pagemart Nationwide, Inc.
          Sr. Discount Notes
          0.00%, 2/1/05                                     N/R             750      566,250
      (3) Petersburg Long Distance Inc.:
          Conv. Sub. Notes
          9.00%, 6/1/06                                     N/R              80       81,600
      (8)  Units
          0.00%, 6/1/04                                     N/R             560      483,000
      (8) PriCellular Wireless Corp.
          Discount Notes
          0.00%, 10/1/03                                     B3             450      414,000
         Sprint Spectrum L.P./Sprint Spectrum Finance
          Corp.
          Sr. Notes
          11.00%, 8/15/06                                    B2             450      500,625
      (3) TCI Satellite Entertainment, Inc.:
      (8)  Sr. Sub. Discount Notes
          0.00%, 2/15/07                                     B3             150       88,500
          Sr. Sub. Notes
          10.875%, 2/15/07                                   B3             300      301,500
      (3) Talton Holdings Inc.
          Gtd. Sr. Notes
          11.00%, 6/30/07                                    B2             250      253,125
         Teleport Communications Group, Inc.:
      (8)  Sr. Discount Notes
          0.00%, 7/1/07                                      B1             550      396,688
          Sr. Notes
          9.875%, 7/1/06                                     B1             250      266,250
      (3) UNIFI Communications, Inc.
          Units
          14.00%, 3/1/04                                    N/R             250      248,750
      (8) Videotron Holdings plc
          Yankee Discount Notes
          0.00%, 8/15/05                                   Baa3           1,000      835,000
         Western Wireless Corp.
          Sr. Sub. Notes
          10.50%, 2/1/07                                     B3             250      260,000
                                                                                 -----------
               GROUP TOTAL                                                        11,895,818
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TEXTILES/APPAREL (1.2%)
         Collins & Aikman Products
          Sr. Sub. Notes
          11.50%, 4/15/06                                    B3             250      281,250

    The accompanying notes are an integral part of the financial statements.

                                                                        Face
                                                          Moody's      Amount       Value
                                                          Ratings       (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
         Polysindo International Finance
          Co. B.V.
          Yankee Gtd. Secured Notes
          11.375%, 6/15/06                                  Ba2       $     750  $   825,000
                                                                                 -----------
                                                                                   1,106,250
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TRANSPORTATION (0.9%)
         CHC Helicopter Corp.
          Yankee Sr. Sub. Notes
          11.50%, 7/15/02                                    B3             250      258,750
         USAir, Inc.
          Gtd. Sr. Notes
          10.00%, 7/1/03                                     B3             500      512,500
                                                                                 -----------
               GROUP TOTAL                                                           771,250
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
WASTE MANAGEMENT (0.3%)
      (3) Allied Waste Industries, Inc.
          Sr. Sub. Notes
          10.25%, 12/1/06                                   N/R             250      270,000
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $56,695,357)                                                              57,459,100
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
GOVERNMENT & AGENCY SECURITIES (1.7%)
--------------------------------------------------------------------------------------------
-----------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (0.7%)
         15-Year TBA
          6.50%, 6/1/12                                     Aaa             650      637,403
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.6%)
         Various Pools
          11/1/25-12/1/25                                   Aaa             521      511,375
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
UNITED STATES DEPARTMENT OF VETERANS AFFAIRS (0.4%)
         Vendee Mortgage Trust
          REMIC, Series 1995-2B, Class 2D
          7.50%, 10/15/17                                   N/R             350      354,046
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL GOVERNMENT & AGENCY SECURITIES
  (Cost $1,510,597)                                                                1,502,824
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
COLLATERALIZED MORTGAGE OBLIGATIONS (1.2%)
--------------------------------------------------------------------------------------------
-----------------
         Asset Securitization Corp.:
          Series 1995-MD4, Class A1
          7.10%, 8/13/29                                    N/R             191      192,798
          Series 1996-MD6, Class A6
          7.10%, 11/13/26                                  Baa2             230      231,581
         Drexel, Burnham & Lambert
          Trust REMIC-PAC, Series S, Class 2
          9.00%, 8/1/18                                     Aaa             657      656,753
                                                                        Face
                                                          Moody's      Amount       Value
                                                          Ratings       (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
         Kidder Peabody Acceptance Corp.
          Series 1993-M3, Class A
          6.50%, 11/25/25                                   Aaa       $      16  $    15,945
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $1,120,672)                                                                1,097,077
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
ASSET BACKED OBLIGATIONS (4.8%)
--------------------------------------------------------------------------------------------
-----------------
         Green Tree Financial Corp. Manufactured
          Housing
          Installment Sale Contracts:
          Series 1993-4, Class B1
          7.20%, 1/15/19                                   Baa3           1,043    1,045,274
          Series 1995-4, Class A3
          6.30%, 7/15/25                                    Aaa           1,650    1,646,386
          Series 1995-6, Class A3
          6.65%, 9/15/26                                    Aaa             410      411,919
         Merrill Lynch Home Equity Acceptance Trust,
          Series 1994-A, Class A-2
          6.44%, 7/17/22                                     A3             991      990,808
         Nationscredit Grantor Trust,
          Boat Retail Installment Sale Contracts,
          Series 1996-1, Class A
          5.85%, 9/15/11                                    Aaa             187      183,113
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL ASSET BACKED OBLIGATIONS
  (Cost $4,266,289)                                                                4,277,500
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
                                                                        Shares/
                                                                          Units
--------------------------------------------------------------------------------------------
-----------------
COMMON STOCKS (2.3%)
--------------------------------------------------------------------------------------------
-----------------
BROADCASTING (0.0%)
      (1) Pegasus Communications Corp.                                    1,128       12,549
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
CONSUMER PRODUCTS & SERVICES (0.0%)
   (1)(5) Applause Enterprises, Inc.
          (acquired 11/8/91,
          cost $72,200)                                                   1,900        5,700
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
FINANCIAL SERVICES (0.0%)
(1)(5)(7) Westfed Holdings Inc.
          Class B (acquired 9/20/88, cost $100)                           4,223            0
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
FOOD & BEVERAGES (1.1%)
   (1)(5) Dr. Pepper Bottling Holdings, Inc.
          Class A (acquired 10/21/88, cost $49,500)                      55,000    1,017,500
   (1)(3) Specialty Foods Corp.                                          22,500        5,625
                                                                                 -----------
               GROUP TOTAL                                                         1,023,125
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------

    The accompanying notes are an integral part of the financial statements.

                                                                        Shares/     Value
                                                                          Units  (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
INDUSTRIAL GOODS & MATERIALS (0.2%)
(1)(5)(7) CIC I Acquisition Corp. (acquired 10/18/89,
          cost $1,076,700)                                                2,944  $   200,192
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
PACKAGING/CONTAINERS (0.0%)
      (1) Crown Packaging Enterprises Ltd.                              100,750        1,007
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
PAPER & FOREST PRODUCTS (0.2%)
   (1)(3) Mail-Well, Inc.                                                 5,326      151,791
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
RESTAURANTS, HOTELS & GAMING (0.8%)
      (1) Casino America Inc.                                             4,982       10,896
      (1) Colorado Gaming & Entertainment, Co.                            8,822       26,466
      (1) Motels of America, Inc.                                           250       12,500
      (1) Vail Resorts Inc.                                              24,100      610,019
                                                                                 -----------
               GROUP TOTAL                                                           659,881
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
RETAIL (0.0%)
   (1)(5) Jewel Recovery L.P.
          (acquired 7/30/93, cost $0)                                    33,040            0
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TELECOMMUNICATIONS (0.0%)
      (1) Pagemart Nationwide, Inc.                                       3,500       26,250
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL COMMON STOCKS
  (Cost $1,677,384)                                                                2,080,495
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
PREFERRED STOCKS (3.4%)
--------------------------------------------------------------------------------------------
-----------------
AEROSPACE/DEFENSE (0.4%)
      (1) GPA Group plc
          7% Second Preference Cum. Conv.                               650,000      334,750
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
BROADCASTING (0.5%)
      (3) Granite Broadcasting Corp.
          12.75% Cumulative Exchangeable                                     10       10,125
   (1)(3) Spanish Broadcasting System, Inc.
          14.25% Cumulative Exchangeable                                  5,000      465,000
                                                                                 -----------
               GROUP TOTAL                                                           475,125
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
CABLE (0.3%)
   (1)(3) NTL, Inc.
          13% Exchangeable                                                  258      270,900
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
CONSUMER PRODUCTS & SERVICES (0.2%)
      (1) Renaissance Cosmetics, Inc.
          14.00% Cumulative                                                 221      194,480
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
ENERGY (0.0%)
   (1)(7) Consolidated Hydro, Inc.
          13.50% Series H, Conv.                                          1,500       15,000
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
                                                                        Shares/     Value
                                                                          Units  (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
FINANCIAL SERVICES (0.0%)
(1)(5)(7) WestFed Holdings, Inc.
          Class A
          (acquired 9/20/88-6/18/93,
          cost $1,203,500)                                               14,246  $    14,246
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
PAPER & FOREST PRODUCTS (0.6%)
      (1) SD Warren Co.
          14% Cumulative Exchangeable, Series B                          13,000      559,000
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
PUBLISHING & INFORMATION SERVICES (0.4%)
         K-III Communications Corp.
          10% Cumulative Exchangeable, Series D                           3,500      343,000
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
RESTAURANTS, HOTELS & GAMING (0.6%)
      (1) AmeriKing Inc.
          13% Cumulative Exchangeable                                     5,000      140,000
      (1) Lady Luck Gaming Corp.
          Series A                                                       10,000      350,000
                                                                                 -----------
               GROUP TOTAL                                                           490,000
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TELECOMMUNICATIONS (0.4%)
      (1) NEXTLINK Communications, Inc.
          14% Cumulative Exchangeable                                     6,212      329,236
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL PREFERRED STOCKS
  (Cost $4,530,149)                                                                3,025,737
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
RIGHTS (0.0%)
--------------------------------------------------------------------------------------------
-----------------
      (1) Mexico Value Recovery Rights expiring 6/30/03               3,076,000            0
      (1) Terex Corp.
          expiring 5/15/02                                                2,000       30,000
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL RIGHTS
  (Cost $4,019)                                                                       30,000
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
WARRANTS (0.5%)
--------------------------------------------------------------------------------------------
-----------------
      (1) America Communications Services, Inc.
          expiring 11/1/05                                                1,000       50,000
      (1) American Telecasting, Inc.
          expiring 6/23/99                                                  350          175
      (1) Australis Holdings Pty Ltd.
          expiring 10/1/00                                                  250          378
      (1) Australis Media Ltd.
          expiring 5/15/00                                                  225            0
   (1)(3) Boomtown, Inc.
          expiring 11/1/98                                                  500            5
      (1) CHC Helicopter Corp.
          expiring 12/15/00                                               2,000        2,250
      (1) Casino America, Inc.
          expiring 5/3/01                                                   882          772

    The accompanying notes are an integral part of the financial statements.

                                                                        Shares/     Value
                                                                          Units  (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
      (1) Coinstar Inc.
          expiring 12/6/99                                                  600  $         0
   (1)(7) Consolidated Hydro, Inc.
          expiring 12/31/03                                               2,700            0
      (1) County Seat Stores, Inc.
          expiring 10/15/98                                                 500            5
      (1) Crown Packaging Holdings, Ltd.
          expiring 11/1/03                                                1,000          125
      (1) Dairy Mart Convenience Stores, Inc.
          expiring 5/13/98                                                4,172        8,344
      (1) Elsinore Corp.
          expiring 10/8/98                                                5,329            0
      (1) Great American Cookie Co.
          expiring 1/30/00                                                   90          900
      (1) Hemmeter Enterprises, Inc.
          expiring 12/15/99                                               3,000            0
      (1) In-Flight Phone Corp.
          expiring 8/31/02                                                  500            0
      (1) IntelCom Group, Inc.
          expiring 9/1/05                                                 1,155       15,592
      (1) InterAct Systems, Inc.
          expiring 8/1/03                                                   400            0
      (1) Intermedia Communications, Inc.
          expiring 6/1/00                                                   300       12,000
      (1) NEXTLINK Communications, Inc.
          expiring 2/1/09                                                 6,000           60
      (1) Nextel Communications, Inc.
          expiring 4/25/99                                                  500            5
      (1) Purity Supreme
          expiring 8/1/97                                                 1,733            0
      (1) Renaissance Cosmetics, Inc.:
      (3)  expiring 4/3/01                                                1,000       50,000
          expiring 8/31/06                                                  200       20,000
      (1) SD Warren Co.
          expiring 12/15/06                                               8,000       40,000
      (1) Sheffield Steel Corp.
          expiring 11/1/01                                                2,500        7,500
      (1) Signature Brands Ltd.
          expiring 8/15/02                                                  500            0
      (1) Spanish Broadcasting Systems
          expiring 6/29/99                                                1,000      170,000
      (1) United International Holdings
          expiring 11/15/99                                                 600        3,000
      (1) Wright Medical Technology
          expiring 6/30/03                                                  206       20,588
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL WARRANTS
  (Cost $166,820)                                                                    401,699
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------

                                                                        Face
                                                          Moody's      Amount
                                                          Ratings       (000)
--------------------------------------------------------------------------------------------
-----------------
SHORT-TERM INVESTMENTS (4.4%)
--------------------------------------------------------------------------------------------
-----------------
Federal Home Loan Bank Discount Note
         Zero Coupon, 7/1/97
          (Cost $3,914,000)                                 N/R       $   3,914    3,914,000
                                                                                 -----------

                                                                        Face
                                                          Moody's      Amount       Value
                                                          Ratings       (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
TOTAL DOMESTIC SECURITIES
  (Cost $73,885,287)                                                             $73,788,432
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
FOREIGN SECURITIES (23.3%)
--------------------------------------------------------------------------------------------
-----------------
STRUCTURED INVESTMENTS (NOTE A-9) (4.2%)
--------------------------------------------------------------------------------------------
-----------------
         Deutsche Morgan Grenfell Inc.
          Emerging Market Currency
          Basket Structured Notes
          Zero Coupon, 10/2/97                              N/R       $   2,600    2,494,051
         Ministry of Finance of the
          Russian Federation,
          GKO Structured Notes
          Zero Coupon, 7/16/97                              N/R       USD 1,250    1,243,036
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL STRUCTURED INVESTMENTS
  (cost $3,737,087)                                                                3,737,087
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
GOVERNMENT OBLIGATIONS (19.1%)
--------------------------------------------------------------------------------------------
-----------------
ARGENTINA
      (9) Republic of Argentina:
          BOCON PRE4 Notes
          5.695%, 9/1/02                                     B1       USD 1,000    1,178,500
          Debentures
          6.75%, 3/31/05                                     B1       USD 1,455    1,366,798
                                                                                 -----------
                                                                                   2,545,298
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
BRAZIL
      (9) Federal Republic of Brazil
          Eligible Interest Bonds
          6.875%, 4/15/06                                    B1       USD 1,733    1,598,231
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
BULGARIA
      (9) Republic of Bulgaria
          Interest Arrears Bonds, Series PDI
          6.563%, 7/28/11                                    B3       USD 1,775    1,282,438
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
MEXICO
         United Mexican States:
          Certificado de Tesoreria
          Zero Coupon, 4/2/98                               N/R        MXP  765      823,482
      (9)  Discount Bonds, Series B
          6.836%, 12/31/19                                  Ba2       USD 2,000    1,860,000
                                                                                 -----------
                                                                                   2,683,482
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
PANAMA
      (8) Republic of Panama
          Interest Reduction Bonds
          3.50%, 7/17/14                                    Ba1       USD 2,000    1,535,000
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
POLAND
      (9) Republic of Poland
          6.938%, 10/27/24                                 Baa3       USD 1,800    1,761,750
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------

    The accompanying notes are an integral part of the financial statements.

                                                                        Face
                                                          Moody's      Amount       Value
                                                          Ratings       (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
RUSSIA
         Bank of Foreign Economic Affairs of the USSR
          (Vnesheconombank)
          (When Issued):
          12.00%, 12/31/16                                  N/R       USD 2,000  $ 1,490,000
          13.00%, 1/15/21                                   N/R       USD 2,000    1,280,000
                                                                                 -----------
                                                                                   2,770,000
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
SPAIN
         Kingdom of Spain
          Debentures
          10.10%, 2/28/01                                   Aa2       ESP 47,000     369,263
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
SUPRANATIONAL
         International Bank for Reconstruction &
          Development
          Japanese Yen Global Bonds
          5.25%, 3/20/02                                    Aaa       JPY 90,000     909,999
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
SWEDEN
         Kingdom of Sweden
          Debentures
          11.00%, 1/21/99                                   Aa1       SEK 2,500      353,068
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
VENEZUELA
      (9) Republic of Venezuela
          Front Loaded Interest Reduction Bonds,
          Series B
          6.75%, 3/31/07                                    Ba2       USD 1,429    1,328,570
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL GOVERNMENT OBLIGATIONS
  (Cost $16,868,318)                                                              17,137,099
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL FOREIGN SECURITIES
  (Cost $20,605,405)                                                              20,874,186
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL INVESTMENTS (105.8%)
  (Cost $94,490,692)                                                              94,662,618
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
                                                                                    Value
                                                                                 (Note A-1)
--------------------------------------------------------------------------------------------
-----------------

LIABILITIES IN EXCESS OF OTHER
ASSETS (-5.8%)
                                                                                 $(5,147,938)
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
NET ASSETS (100%)
         Applicable to 8,454,140 issued and outstanding $.001 par value shares
          (authorized 100,000,000 shares)                                        $89,514,680
                                                                                 -----------
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
JPY--Japanese Yen.
MXP--Mexican Peso.
ESP--Spanish Peseta.
SEK--Swedish Krona.
USD--United States Dollar.
N/R--Not Rated.
PAC--Planned Amortization Class.
REMIC--Real Estate Mortgage Investment Conduit.
TBA--To Be Announced. Security is subject to delayed delivery.
 (1)  Non-income producing security.
 (2)  Defaulted security.
 (3)  144A Security. Certain conditions for public sale may exist.
 (4)  Payment in kind bond. Market value includes accrued interest.
 (5)  Restricted as to private and public resale. Total cost of restricted securities at
      June 30, 1997 aggregated $2,402,000. Total market value of restricted securities owned at June 30, 1997 was $1,237,638 or 1.4% of net assets.
 (6)  All or a portion of this security was pledged as collateral for delayed delivery securities.
 (7)  Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.
 (8)  Step Bond--Coupon rate is low or zero for an initial period and then increases to a higher coupon rate thereafter. Maturity date disclosed is the ultimate maturity.
 (9)  Floating Rate--The interest rate changes on these instruments based upon a designated base rate. The rates shown are those in effect at June 30, 1997.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES                                               June 30,
                                                                                      1997
                                                                               (Unaudited)
------------------------------------------------------------------------------------------
ASSETS:
    Investments at Value
     (Cost $94,490,692) (Note A-1)..........................................   $94,662,618
    Receivables:
      Interest (Note A-6)...................................................     1,474,634
      Investments Sold......................................................       769,295
    Other Assets............................................................        33,671
------------------------------------------------------------------------------------------
        Total Assets........................................................    96,940,218
------------------------------------------------------------------------------------------
LIABILITIES:
    Due to Custodian Bank...................................................       827,329
    Payables:
      Investments Purchased.................................................     6,321,216
      Investment Advisory Fees (Note B).....................................       109,517
      Shareholders' Reports.................................................        65,101
      Professional Fees.....................................................        42,414
      Shareholder Servicing Fees............................................        32,899
      Custodian Fees........................................................        12,842
      Administrative Fees (Note C)..........................................        10,805
      Unrealized Loss on Forward Foreign Currency Exchange Contracts (Note A
       and E)...............................................................           694
    Other Liabilities.......................................................         2,721
------------------------------------------------------------------------------------------
        Total Liabilities...................................................     7,425,538
------------------------------------------------------------------------------------------
NET ASSETS..................................................................   $89,514,680
                                                                              ------------
                                                                              ------------
NET ASSETS CONSIST OF:
    Capital Shares at $.001 Par Value.......................................    $    8,454
    Capital Paid in Excess of Par Value.....................................    89,457,023
    Undistributed Net Investment Income.....................................       125,415
    Accumulated Net Realized Loss...........................................      (251,475)
    Unrealized Appreciation on Investments and Foreign Currency
     Translations...........................................................       175,263
                                                                              ------------
NET ASSETS APPLICABLE TO 8,454,140 ISSUED AND OUTSTANDING SHARES (AUTHORIZED
  100,000,000 SHARES).......................................................   $89,514,680
                                                                              ------------
                                                                              ------------
NET ASSET VALUE PER SHARE...................................................    $    10.59
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS                                                         Six Months
                                                                                     Ended
                                                                                  June 30,
                                                                                      1997
                                                                               (Unaudited)
------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Interest (Note A-6) (Net of foreign taxes withheld of $3,273)...........    $4,116,319
    Dividends (Note A-6)....................................................       114,250
------------------------------------------------------------------------------------------
      Total Income..........................................................     4,230,569
------------------------------------------------------------------------------------------
EXPENSES:
    Investment Advisory Fees (Note B).......................................       217,403
    Administrative Fees (Note C)............................................        69,080
    Shareholders' Reports...................................................        44,937
    Shareholder Servicing Fees..............................................        41,852
    Professional Fees.......................................................        37,234
    Custodian Fees..........................................................        31,707
    Directors' Fees and Expenses............................................        18,862
    Other...................................................................        31,759
------------------------------------------------------------------------------------------
      Total Expenses........................................................       492,834
------------------------------------------------------------------------------------------
    Expense offset (Note A-6)...............................................       (13,430)
------------------------------------------------------------------------------------------
        Net Expenses........................................................       479,404
------------------------------------------------------------------------------------------
        Net Investment Income...............................................     3,751,165
------------------------------------------------------------------------------------------
NET REALIZED GAIN:
    Investments.............................................................       140,522
    Foreign Currency........................................................       990,096
------------------------------------------------------------------------------------------
        Total Net Realized Gain.............................................     1,130,618
------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION:
    Investments.............................................................       757,155
    Foreign Currency Translations...........................................        87,244
------------------------------------------------------------------------------------------
        Total Change in Unrealized Appreciation/Depreciation................       844,399
------------------------------------------------------------------------------------------
Net Realized Gain and Change in Unrealized Appreciation/Depreciation........     1,975,017
------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations........................    $5,726,182
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                    Six Months Ended
                                                                                       June 30, 1997           Year Ended
                                                                                         (Unaudited)    December 31, 1996
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net Investment Income.......................................................         $ 3,751,165          $ 7,713,862
    Net Realized Gain on Investments and Foreign Currency.......................           1,130,618            1,182,696
    Change in Unrealized Appreciation/Depreciation on Investments and Foreign
     Currency...................................................................             844,399              989,307
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................           5,726,182            9,885,865
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
    Net Investment Income.......................................................          (3,867,770)          (6,847,859)
-------------------------------------------------------------------------------------------------------------------------
      Total Increase in Net Assets..............................................           1,858,412            3,038,006
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
    Beginning of Period.........................................................          87,656,268           84,618,262
-------------------------------------------------------------------------------------------------------------------------
    End of Period (Including undistributed net investment income of $125,415 and
     $242,020, respectively)....................................................         $89,514,680          $87,656,268
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                        Six Months
                                             Ended                              Year Ended December 31,
                                     June 30, 1997   -----------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:      (Unaudited)            1996     1995Section            1994            1993            1992
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF
  PERIOD...........................        $ 10.37         $ 10.01          $ 9.26         $ 10.45          $ 9.80          $ 9.62
----------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
    Net Investment Income..........           0.44            0.91            0.95            0.95            1.04            1.22
    Net Realized and Unrealized
     Gain (Loss) on Investments....           0.24            0.26            0.61           (1.33)           0.66            0.01
----------------------------------------------------------------------------------------------------------------------------------
      Total from Investment
       Activities..................           0.68            1.17            1.56           (0.38)           1.70            1.23
----------------------------------------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income..........          (0.46)          (0.81)          (0.76)          (0.62)          (1.04)          (1.05)
    In Excess of Net Investment
     Income........................             --              --              --              --           (0.01)             --
    Return of Capital..............             --              --           (0.05)          (0.19)             --              --
----------------------------------------------------------------------------------------------------------------------------------
      Total Distributions..........          (0.46)          (0.81)          (0.81)          (0.81)          (1.05)          (1.05)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....        $ 10.59         $ 10.37         $ 10.01          $ 9.26         $ 10.45          $ 9.80
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF
  PERIOD...........................         $ 9.69          $ 9.00          $ 8.88          $ 8.25          $ 9.50          $ 9.50
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
    Net Asset Value (1)............           7.18%#         13.27%          17.57%          (3.80)%         18.29%          13.28%
    Market Value...................          12.97%#         11.03%          18.16%          (4.72)%         10.94%           3.50%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
  (Thousands)......................        $89,515         $87,656         $84,618         $78,252         $88,319         $82,450
----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net
  Assets Including Expense
  Offsets..........................           1.10%*          1.11%           1.12%           0.99%           1.06%           1.01%
Ratio of Expenses to Average Net
  Assets...........................           1.13%*          1.11%             --              --              --              --
Ratio of Net Investment Income to
  Average Net Assets...............           8.63%*          8.99%           9.80%           9.66%          10.28%          12.34%
Portfolio Turnover Rate............           50.4%#          65.1%           54.5%           83.1%          128.5%          107.7%
----------------------------------------------------------------------------------------------------------------------------------

 Section BEA Associates replaced CS First Boston Investment Management as the
         Fund's investment adviser effective June 13, 1995.
 * Annualized
 # Not Annualized
(1) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

  Note: Current period permanent book-tax differences, if any, are not included in the calculation of net investment income per share.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

------------

BEA Strategic Global Income Fund, Inc. (the "Fund"), was incorporated on January 27, 1988 and is registered as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund's investment objective is to seek high current income through investments primarily in debt securities.

A. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reported results could differ from those estimates.

1. SECURITY VALUATION: Market values for fixed income securities are valued at the latest quoted bid price in the over-the-counter market. However, fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Other securities listed on an exchange are valued at the latest quoted sales prices on the day of valuation or if there was no sale on such day, the last bid price quoted on such day. Quotations of foreign security prices denominated in a foreign currency are converted to U.S. dollars at the current exchange rate on valuation date. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Securities for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors. Such securities have a value of $229,438 (or 0.26% of net assets) at June 30, 1997. In determining fair value, consideration is given to cost, operating and other financial data.

   The Fund may invest up to 10% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). These securities are valued pursuant to the valuation procedures noted above.

2. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral and proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

   Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly the fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

   Net realized gains/losses on foreign currency transactions represent net foreign exchange gains/losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are included in unrealized depreciation of investments and foreign currency.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward foreign currency exchange contracts to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund recognizes realized gain or loss when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Interest income is recognized on the accrual basis. Discounts on securities purchased are amortized according to the effective yield method over their respective lives. Discount or premium on mortgage backed securities is recognized upon receipt of principal payments on the underlying mortgage pools. Dividend income is recorded on the ex-dividend date.

   Custodian fees for the Fund have been increased to include expense offsets for custodian balance credits.

7. DELAYED DELIVERY COMMITMENTS: The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

8. DIVIDENDS AND DISTRIBUTIONS: The Fund pays dividends of net investment income monthly and makes distributions at least annually of any net capital gains in excess of applicable capital losses, including capital loss carryforward. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles.

9. STRUCTURED INVESTMENTS: The Fund may invest in structured investments whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. The Fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

B. BEA Associates (the "Adviser") provides investment advisory services to the Fund under the terms of an Advisory Agreement. Under the Advisory Agreement, the Adviser is paid a fee, computed weekly and payable quarterly at an annual rate of .50% of average weekly net assets.

C. The Chase Manhattan Bank ("Chase"), through its affiliate Chase Global Funds Services Company ("CGFSC" or the "Administrator"), provides administrative services to the Fund under the terms of an Administration Agreement. Under the Agreement, the Administrator is paid a fee, computed weekly and payable monthly, at an annual rate of .15% of the Fund's first $100 million of average weekly net assets, .10% of the Fund's next $300 million of average weekly net assets and
 .05% of the Fund's average weekly net assets in excess of $400 million.

Chase provides custodial services to the Fund. Under the Custody Agreement, Chase is paid a fee, computed weekly and payable monthly, at an annual rate of
 .03% of the Fund's first $50 million of average weekly net assets, .02% of the Fund's next $50 million of average weekly net assets and .01% of the Fund's average weekly net assets in excess of $100 million.

Chase provides transfer agent services to the Fund. Under the Transfer Agent Agreement, Chase is paid a fee based on the number of accounts in the Fund per year. In addition, the Fund is charged certain out-of-pocket expenses by Chase.

D. During the six months ended June 30, 1997, the Fund made purchases of $28,977,356 and sales of $33,640,232 of investment securities other than U.S. Government securities and short term investments. During the six months ended June 30, 1997, purchases and sales of U.S. Government securities were $12,831,794 and $20,852,631, respectively. At June 30, 1997, the cost of investments for Federal income tax purposes was $94,490,692. Accordingly, net unrealized appreciation for Federal income tax purposes aggregated $171,926, of which $5,479,449 related to appreciated securities and $5,307,523 related to depreciated securities.

At December 31, 1996, the Fund had a capital loss carryforward of $1,046,571 available to offset future capital gains of which $90,877, $743,988 and $211,706 will expire on December 31, 2000, 2002 and 2003, respectively.

E. At June 30, 1997 under the terms of the forward foreign currency exchange contracts, the Fund is obligated to deliver currency in exchange for U.S. dollars as indicated in the following table:

                                                             NET UNREALIZED
   CURRENCY TO      IN EXCHANGE   SETTLEMENT                 APPRECIATION/
     DELIVER            FOR          DATE          VALUE     (DEPRECIATION)
-----------------  -------------  -----------   -----------  --------------
ESP    52,500,000  $    358,558     09/16/97    $   357,015    $   1,543
JPY   105,200,000       928,484     09/16/97        929,036         (552)
SEK     2,800,000       361,663     09/16/97        363,348       (1,685)
     ------------  -------------                -----------  --------------
      160,500,000    $1,648,705                  $1,649,399    $    (694)
     ------------  -------------                -----------  --------------
     ------------  -------------                -----------  --------------

F. At June 30, 1997, 81.35% of the Fund's net assets comprised high-yield fixed income securities. The financial condition of the issuers of the securities and general economic conditions may affect the issuers' ability to make payments of income and principal, as well as the market value of the securities. Such investments may also be less liquid and more volatile than investments in higher rated fixed income securities.

At June 30, 1997, 2.74% of the Fund's net assets comprised foreign currency denominated fixed income securities. Changes in currency exchange rates will affect the value and net investment income from such securities.

G. The Fund's Board of Directors has approved a share repurchase program authorizing the Fund from time to time to make open-market purchases on the New York Stock Exchange of up to 10 percent of the Fund's shares outstanding as of December 11, 1990. There were no repurchases of shares during the six months ended June 30, 1997.

            SUMMARY OF QUARTERLY RESULTS OF OPERATIONS (UNAUDITED):

                                               AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS
                                                              SIX MONTHS ENDED
                                ----------------------------------------------------------------------------
                                 MARCH 31, 1997       JUNE 30, 1997
                                -----------------   ------------------
Investment Income.............  $  2,214   $ 0.26   $  2,016   $  0.24
Net Investment Income.........     1,977     0.23      1,774      0.21
Net Realized Gain (Loss) and
 Change in Unrealized
 Appreciation/Depreciation on
 Investments and Foreign
 Currency.....................      (491)   (0.05)     2,466      0.29
Net Increase in Net Assets
 Resulting from
 Operations...................     1,486     0.18      4,240      0.50


                                                                          SEPTEMBER 30,       DECEMBER 31,
                                 MARCH 31, 1996       JUNE 30, 1996            1996               1996
                                -----------------   ------------------   ----------------   ----------------
Investment Income.............  $  2,085   $ 0.24   $  2,212   $  0.26   $   353   $ 0.03   $ 4,105   $ 0.48
Net Investment Income.........     1,872     0.22      1,966      0.23       114     0.01     3,759     0.45
Net Realized Gain (Loss) and
 Change in Unrealized
 Appreciation/Depreciation on
 Investments and Foreign
 Currency.....................       774     0.09       (363)    (0.04)    1,299     0.37       508    (0.16)
Net Increase in Net Assets
 Resulting from
 Operations...................     2,646     0.31      1,603      0.19     1,413     0.38     4,267     0.29

                                                                          SEPTEMBER 30,       DECEMBER 31,
                                 MARCH 31, 1995       JUNE 30, 1995            1995               1995
                                -----------------   ------------------   ----------------   ----------------
Investment Income.............  $  2,178   $ 0.26   $  2,430   $  0.29   $ 2,225   $ 0.26   $ 2,119   $ 0.25
Net Investment Income.........     1,946     0.23      2,224      0.26     1,975     0.24     1,887     0.22
Net Realized Gain (Loss) and
 Change in Unrealized
 Appreciation/Depreciation on
 Investments and Foreign
 Currency.....................     2,020     0.24      1,437      0.17       877     0.09       848     0.11
Net Increase in Net Assets
 Resulting from
 Operations...................     3,966     0.47      3,661      0.43     2,852     0.33     2,735     0.33

                   SUPPLEMENTAL PROXY INFORMATION (UNAUDITED)

The Annual Meeting of the Stockholders of the BEA Strategic Global Income Fund, Inc. was held on Monday, May 12, 1997 at the offices of Willkie, Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York City. The following is a summary of each proposal presented and the total number of shares voted:

                                                          VOTES IN       VOTES        VOTES
PROPOSAL                                                  FAVOR OF      AGAINST     ABSTAINED
-------------------------------------------------------  -----------  -----------  -----------
1.        To elect the following four Directors:
          Messrs. Enrique R. Arzac, Lawrence J. Fox,
          James S. Pasman, Jr. and William W. Priest,
          Jr.                                              5,812,901      60,816       --
2.        To ratify the selection of Price Waterhouse
          LLP as independent public accountants of Fund
          until the next annual meeting.                   5,761,099      29,404       83,234
3.        To approve an amendment to the Fund's
          Articles of Incorporation to change the name
          of the Fund.                                     5,697,451      72,701      103,565

DESCRIPTION OF DIVIDEND REINVESTMENT
AND CASH PURCHASE PLAN
---------

Pursuant to the BEA Strategic Global Income Fund, Inc.'s (the "Fund") Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to have all dividends and distributions, net of any U.S. withholding tax, automatically reinvested in additional shares of the Fund by The Chase Manhattan Bank, as the plan agent (the "Plan Agent"). Shareholders who do not make this election will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for the Fund, at Dividend Reinvestment Department -- Retail, 4 New York Plaza, New York, NY 10004. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's common stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.

    Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain foreign issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.

    The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of the Fund valued at the lower of market price or net asset value as determined at the time of purchase (generally on the payable date of the dividend) as set forth below. Whenever market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at a price equal to net asset value but not less than 95% of the then current market price of the Fund shares. The Fund will not issue shares under the Plan below net asset value. If net asset value determined as at the time of purchase exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash (i.e., if the Board of Directors should preclude reinvestment at net asset value), the Agent will, as agent for the participants, endeavor to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, on behalf of all participants, and will allocate to you your pro rata portion based on the average price paid (including brokerage commissions) for all shares purchased. Shares acquired on behalf of participants in the open market will be purchased at the prevailing market price. Fractions of a share allocated to you will be computed to four decimal places. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

    For all purposes of the Plan: (a) the market price of the Fund's common stock on a dividend payment date shall be the last sale price on the New York Stock Exchange on that date, or, if there is no such sale, then the mean between the closing bid and asked quotations for such stock, and (b) net asset value per share of the Fund's common stock on a particular date shall be as determined by or on behalf of the Fund.

    Participants in the Plan have the option of making additional cash payments to the Plan Agent, monthly, in any amount from $100 to $1,000, for investment in the Fund's common stock. Shareholders should be aware that cash contributions will be used to purchase shares of the Fund in the open market regardless of whether such shares are selling above, at or below the market price that reflects a premium to the Fund's net asset value.

    Cash contributions should be in the form of a check or money order and made payable in U.S. dollars and directed to The Chase Manhattan Bank, Dividend Reinvestment Department -- Retail, 4 New York Plaza, New York, NY 10004. Deliveries to any other address do not constitute valid delivery.

    A detachable form for use in making voluntary cash payments will be attached to each Dividend Reinvestment Plan statement you receive. The same amount of money need not be sent each month and there is no obligation to make an optional cash payment each month.

    Payments received by the Agent will be used to purchase stock under the Plan. Prior to such purchase of stock by the Agent, no interest will be paid on such funds sent to the Agent. Therefore, voluntary cash payments should be sent to reach the Agent shortly (but at least five business days) before the dividend payment date. Voluntary cash payments received after the five business day deadline will be invested by the Agent on the next succeeding dividend payment date. Dividend payment dates are expected to be the 15th (or next business day) of each month.

    You may obtain a refund of any voluntary payment if a request for such a refund is received in writing by the Agent not less than 48 hours before the next succeeding dividend payment.

    There is no charge to participants for reinvesting dividends or capital gains distributions. The Agent's fees for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends, capital gains distributions, or voluntary cash payments.

    Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Agent will be purchasing stock for all participants in blocks and pro rating the lower commissions thus attainable.

    The receipt of dividends and distributions in stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends and distributions.

    While the Fund presently intends to continue the Plan indefinitely, experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders of the Fund at least 30 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent by at least 30 days' written notice to all shareholders of the Fund.

    Any notices, questions or other correspondence regarding the Plan should be addressed to The Chase Manhattan Bank, Customer Service Department, 4 New York Plaza, New York, NY 10004. Be sure to include a reference to BEA Strategic Global Income Fund, Inc. or you may call (800) 428-8890.